July 2, 1999


Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Landmark Financial Corp. (the "Company"). The Annual Meeting will be held at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York 13317, at 10:30 a.m., local time, on July 29, 1999.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that shareholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Harvazinski & Montanye, LLP as the Company's auditors for fiscal year 2000.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Gordon E. Coleman


Gordon E. Coleman
President and Chief Executive Officer

                            Landmark Financial Corp.
                               211 Erie Boulevard
                           Canajoharie, New York 13317
                                 (518) 673-2012

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On July 29, 1999

         Notice is hereby given that the Annual Meeting of Landmark Financial Corp. (the "Company") will be held at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York 13317, on July 29, 1999 at 10:30 a.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       Election of five Directors to the Board of Directors;

         2. The ratification of the appointment of Havarzinski & Montanye LLP as auditors for the Company for the fiscal year ending March 31, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on June 25, 1999, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                       By Order of the Board of Directors

                       /s/ Carl J. Rockefeller

                       Carl J. Rockefeller
                       Secretary
July 2, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            Landmark Financial Corp.
                               211 Erie Boulevard
                           Canajoharie, New York 13317
                                 (518) 673-2012


                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 29, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Landmark Financial Corp. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York 13317, on July 29, 1999, at 10:30 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about July 2, 1999.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------


         Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


         Holders of record of the Company's common stock, par value $0.10 per share (the "Common Stock") as of the close of business on June 25, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 154,508 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for the ratification of Havarzinski & Montanye LLP as the Company's auditors for the fiscal year ended March 31, 2000. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, but will not be counted as votes in favor of Proposal II.

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.


                                                          Amount of Shares
                                                          Owned and Nature                  Percent of Shares
         Name and Address of                                of Beneficial                    of Common Stock
          Beneficial Owners                                  Ownership                        Outstanding
         -------------------                             ------------------                 -------------------

Directors and Officers (1):

Frederick W. Lee                                              3,500                              2.27%
Edward R. Jacksland                                           1,500                               .97%
Gordon E. Coleman                                             3,754                              2.43%
John R. Francisco                                             6,000                              3.88%
F. Richard Ferraro                                              200                               .13%
Federick P. LaCoppola                                           500                               .33%
Carl J. Rockefeller                                             500                               .33%
Leila N. Salmon                                                 100                               .07%
Patricia A. Symolon                                             500                               .33%
Paul Hofmann                                                  1,500                               .97%
H. Stuart Larson                                                500                               .33%
                                                          ---------                          --------
All Directors and Executive Officers                         18,554                             12.01%
                                                          =========                          ========
  as a Group (11 persons)

Landmark Community Bank                                          12,160                          8.00%
Employee Stock Ownership Plan
211 Erie Boulevard
Canajoharie, New York 13126
-----------------
(1)  The address of all named persons is 211 Erie Boulevard, Canajoharie, New York.


--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


         The Company's Board of Directors is currently composed of nine members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three Directors will be elected at the Annual Meeting to serve for a three-year period and, one director for a one year term and one director for a two year term until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors, F. Richard Ferraro, Patricia A. Symolon and Edward R. Jacksland, each to serve for a three-year term; Leila N. Salmon to serve for a two-year term and Frederick W. Lee to serve for a one-year term.

         The following table sets forth certain information regarding the directors of the Company:

                                                                                                        Current
                                                                                        Director         Term
Name                        Position(s) Held with the Company          Age(1)             Since         Expires
----                        ---------------------------------         --------         ----------      ---------

                                        NOMINEES

Leila N. Salmon                         Director                          69              1999           1999

F. Richard Ferraro                      Director                          74              1972           1999

Edward R. Jacksland                     Director                          46              1999           1999

Patricia A. Symolon                     Director                          64              1994           1999

Frederick W. Lee                        Director                          63              1999           1999

                                   OTHER BOARD MEMBERS

Frederick P. LaCoppola           Director and Treasurer                   56              1986           2000

Carl J. Rockefeller                     Director                          47              1994           2000

John R. Francisco                 Chairman of the Board                   48              1981           2001

Gordon E. Coleman          President, Chief Executive Officer             44              1997           2001
                                      and Director

---------------------------
(1)    At March 31, 1999.

     The business experience of each director is set forth below. All directors have held their present position for at least the past five years, except as otherwise indicated.

     John R. Francisco is the Chairman of the Board of the Company. Mr. Francisco is a retired attorney and a private investor.

     Gordon E. Coleman is the President and Chief Executive Officer of the Company. Prior to joining the Bank in 1996, Mr. Coleman was the Agricultural Loan Officer for Central National Bank from 1993 until 1996. Prior to that time Mr. Coleman was an Assistant Vice President of Citizens National Bank of Malone.

     Leila N. Salmon is a consultant for not-for-profit organizations in the area of mental health administration.

     F. Richard Ferraro is a Leasing Manger for R. Brown & Sons, Inc., an automobile dealership.

     Frederick P. LaCoppola is the Bank's Treasurer. Mr. LaCoppola is retired. Mr. LaCoppola was a District Agent for Prudential Insurance Corp.

     Carl J. Rockefeller serves as the business manager of the Fort Plain Central School in Ft. Plain, New York. Mr. Rockefeller is also bookkeeper for the town of Minden.

     Patricia A. Symolon is retired. Until her retirement in 1996, she was the former Chief Executive Officer of Canajoharie Buildings Savings and Loan Association.

     Edward R. Jacksland is the President and Manager of The Hearn Agency, Inc. an insurance brokerage.

     Frederick W. Lee is the President and Chairman of the Board of Lee Publications, Inc., a publisher and printer.

     There are two executive officers of the Company that are not also directors of the Company, H. Stuart Larson and Paul S. Hofmann.

Ownership Reports by Officers and Directors

     The Common Stock of the Company is registered with the Securities and Exchange Commission (the "SEC") pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3,4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

Meetings of the Board of Directors and Committees of the Bank

     The Board of Directors met 12 times during the year ended March 31, 1999. During fiscal 1999, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Compensation Committee, composed of the entire Board of Directors, meets annually to review the compensation for employees of the Company and the Bank. This committee met once during the year ended March 31, 1999.

     The Audit Committee reviews (i) the independent auditors' reports and results of their examination, (ii) the internal audit function, which is under the control of and reports directly to the Audit Committee, and (iii) the examination reports of the OTS and the FDIC and other regulatory reports. The Audit Committee met 4 times during the year ended March 31, 1999.

     The Nominating Committee, composed of the entire Board of Directors, nominates directors to serve on the Board. This Committee met once during the year ended March 31, 1999.

Directors' Compensation

         Each non-employee Director receives a meeting fee of $200 for each Board meeting attended except the Chairman who receives $600 and the Vice Chairman who receives $300. Employee directors do not receive monthly meeting fees. The Company and the Bank paid a total of $24,300 in Director fees during the year ending March 31, 1999.

Executive Compensation

         The following table sets forth for the years ended March 31, 1998 and 1999, certain information as to the total remuneration paid by the Company to Mr. Coleman, the Company's chief executive officer. No other officer of the Company received cash compensation exceeding $100,000 in 1999


                                                SUMMARY COMPENSATION TABLE
==========================================================================================================================
                                                                                     Long-Term
                          Annual Compensation                                   Compensation Awards

                         Fiscal                               Other      Restricted
                          Years                               Annual        Stock     Options/                All Other
       Name and           Ended      Salary      Bonus     Compensation   Award(s)      SARs                Compensation
Principal Position (1)  March 31,      ($)        ($)         ($)(2)         ($)        (#)      Payouts       ($)(3)
--------------------------------------------------------------------------------------------------------------------------
Gordon E. Coleman         1999         $63,300   $ 250           $24,204     --        3,800       --            --
President and Chief       1998          54,600   4,400             1,940     --         --         --            --
Executive Officer         1997          45,000   3,600                --     --         --         --            --

==========================================================================================================================

(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(2) Includes 1,520 shares allocated to Mr. Coleman under the Landmark Financial Corp. 1998 Recognition and Retention Plan.
(3) The aggregate amount of such benefits did not exceed the lesser of $50,000 or 10% of cash compensation for the named individuals.

Benefits

     Employee Stock Ownership Plan and Trust. The Company has established an Employee Stock Ownership Plan and Related Trust ("ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code. Employees with a 12-month period of employment with the Company during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. The ESOP has borrowed funds and has purchased 12,160 shares. The Common Stock purchased by the ESOP serves as collateral for the loan. The loan will be repaid principally from the Company's contributions to the ESOP over a period of up to 15 years. The interest rate for the loan is the prime rate. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

     In connection with the establishment of the ESOP, a committee consisting of all nonemployee Directors was selected by the Company to administer the ESOP and the Company's other stock benefit plans (the "Stock Benefits Committee"). An unrelated corporate trustee for the ESOP initially was appointed. The Stock Benefits Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee generally will vote all shares of Common Stock held under the ESOP in accordance with the written instructions of the Stock Benefits Committee. In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants. Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

Stock Option Plan

         The Company adopted the Landmark Financial Corp. 1998 Stock Option Plan (the "Option Plan"), which provides for discretionary awards to officers, directors and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and to reward key employees for outstanding performance and attainment of targeted goals. The grant of awards under the Option Plan is determined by the Company's Compensation Committee (the "Committee"), the members of which are the full Board of Directors or at least two non-employee directors. The Option Plan authorizes the granting of incentive and non-statutory stock options for up to 15,200 shares of Common Stock (as adjusted to reflect the Stock Dividends), to such officers and full-time employees of the Company and any subsidiaries as the Committee may determine.

         Set forth in the table that follows is information relating to options granted under the Landmark Financial Corp. 1998 Stock Option Plan to the chief executive officer in fiscal 1999.


                                          OPTION GRANTS IN THE LAST FISCAL YEAR
==========================================================================================================================
                                                    Individual Grants
--------------------------------------------------------------------------------------------------------------------------
                                          Percent of Total
                                           Options Granted
                                           to Employees in     Exercise or Base                            Grant Date
        Name           Options Granted         FY 1999               Price          Expiration Date       Present Value
--------------------------------------------------------------------------------------------------------------------------
Gordon E. Coleman           3,800               100%                $13.00              7/20/08              $19,760
====================  ================== ===================  =================== ===================  ===================


         Set forth in the table that follows certain information concerning options outstanding to the chief executive officer at March 31, 1999. No options were exercised by the chief executive officer during fiscal 1999.

                                AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
                                             FISCAL YEAR-END OPTION VALUES
========================================================================================================================
                                                                       Number of Unexercised   Value of Unexercised In-
                                                                        Options at Year-End      The-Money Options at
                                                                                                     Year-End (2)
                          Shares Acquired Upon
         Name                   Exercise         Value Realized(1)
                                                                     Exercisable\Unexercisable Exercisable\Unexercisable
                                                                                (#)                       ($)
------------------------------------------------------------------------------------------------------------------------
Gordon E. Coleman                  -0-                  -0-                  -0-\3,800                 $-0-\$-0-
=======================  ======================= ==================  ========================= =========================

(1) Equals to difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of common stock received upon exercise computed using the price of common stock as quoted on the National Quotation System "Pink Sheets" at the time of exercise.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on March 31, 1999, at which date the closing price of the common stock as quoted on the National Daily Quotation System "Pink Sheets" was at $7.50.

Recognition and Retention Plan

         The Company adopted the Landmark Financial Corp. 1998 Recognition and Retention Plan (the "RRP") as a method of providing certain key employees and non-employee directors of the Company and Bank with a proprietary interest in the Company and the Bank and to provide these individuals with an incentive to increase the value of the Company and the Bank and contribute to its success. The RRP is administered by the Company's Compensation Committee, the members of which are the full Board of Directors or at least two non-employee directors. The RRP provides for the award of 6,080 shares which will vest at a rate of 20% per year over the five years following the date of grant.. Under the RRP, shares of common stock have been awarded in the following amounts to the Chief Executive Officer, Executive Group and Non-Executive Director group. Gordon E. Coleman received an award of 1,520 shares of common stock, H. Stuart Larson received an award of 380 shares of common stock, Directors Francisco and Rockefeller received awards of 304 and 304. During the year ended March 31, 1999, 2,508 awards were made under the RRP.

Transactions With Certain Related Persons

         All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of the Company not having any interest in the transaction.


--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


         The Board of Directors of the Company has approved the engagement of Harvazinski & Montanye LLP, to be the Company's auditors for the 1999 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Harvazinski & Montanye LLP, for the Company's fiscal year ending March 31, 2000. A representative of Harvazinski & Montanye LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Harvazinski & Montanye LLP, as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Harvazinski & Montanye LLP, as auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------


         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 211 Erie Boulevard, Canajoharie, New York 13317, no later than March 1, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in the paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements or inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

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                                  MISCELLANEOUS
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         The cost of solicitation  of proxies will be borne by the Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO GORDON E. COLEMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, LANDMARK FINANCIAL CORP., 211 ERIE BOULEVARD, CANAJOHARIE, NEW YORK 13317, OR CALL AT (518) 673-2012.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Carl J. Rockefeller

                                              Carl J. Rockefeller
                                              Secretary
Canajoharie, New York
July 2, 1999

                                 REVOCABLE PROXY

                            LANDMARK FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 29, 1999

         The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York on July 29, 1999, at 10:30 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                        VOTE
                                                          FOR         WITHHELD
                                                          ---         --------
                                                      (except as
                                                      marked to
                                                    the contrary
                                                       below)



1.  The election as Director of the nominee listed
    below for a one year term.                           |_|          |_|
                                   Frederick W. Lee

2.  The election as Director of the nominee listed
    below for a two year term.                           |_|          |_|
                                    Leila N. Salmon

3.  The election as Directors of all nominees listed
    below each to serve for a three-year term.           |_|          |_|
                           F. Richard Ferraro
                           Patricia A. Symolon
                           Edward R. Jacksland

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

------------------------------

------------------------------


                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------
4.  The ratification of Harvazinski & Montanye LLP
    as the Company's independent auditor for the      |_|        |_|       |_|
    fiscal year ended March 31, 2000.




The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated July 2, 1999, and audited financial statements.


Dated: _________________________             ---  Check Box if You Plan
                                             ---  to Attend Annual Meeting


-------------------------------              -----------------------------------
PRINT NAME OF SHAREHOLDER                    PRINT NAME OF SHAREHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF SHAREHOLDER                     SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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